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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                     FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): December 21, 2010


                        N-VIRO INTERNATIONAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


     Delaware                         0-21802                   34-1741211
(State or Other Jurisdiction of  (Commission File Number)     (IRS Employer
Incorporation or Organization)                               Identification No.)


     3450 W. Central Avenue, Suite 328
     Toledo, Ohio                                             43606
  (Address of principal executive offices)                  (Zip Code)

      Registrant's telephone number, including area code:    (419) 535-6374

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM  1.01     ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT

     On December 21, 2010, N-Viro International Corporation, or the Company, executed a Financial Public Relations Agreement dated December 15, 2010, with Strategic Asset Management, Inc., or SAMI. The Company has appointed SAMI as its non-exclusive financial public relations counsel for a term of three years from the date of the Agreement. For its services, the Company has issued SAMI 150,000 restricted shares of the Company's common stock. The Company expects to record a non-cash charge to earnings of approximately $450,000 ratably over a 36-month period starting in December 2010. The shares were issued in a private transaction pursuant to an exemption under Section 4(2) of the Securities Act of 1933. The Agreement has been attached to this filing as Exhibit 10.1.

     Also on December 21, 2010, the Company executed a Consulting Agreement, or the Consulting Agreement, effective December 10, 2010, with SLD Capital Corporation, or SLD. The Company has engaged SLD to provide business consulting services regarding corporate structures, general business policy, joint ventures, lines of credit, factoring facilities, strategic business planning including alliance partnerships, and/or mergers and acquisitions for a term of eighteen months beginning December 10, 2010. For its services, the Company has issued SLD 110,000 restricted shares of the Company's common stock. The Company expects to record a non-cash charge to earnings of approximately $330,000 ratably over an 18-month period starting in December 2010. The shares were issued in a private transaction pursuant to an exemption under Section 4(2) of the Securities Act of 1933. The Consulting Agreement has been attached to this filing as Exhibit 10.2.


ITEM  3.02     UNREGISTERED  SHARES  OF  EQUITY  SECURITIES

     To the extent required by Item 3.02 of Form 8-K, the information contained in or incorporated by reference into Item 1.01 of this Current Report is hereby incorporated by reference into this Item 3.02.


ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

     (d)     Exhibits

          Exhibit No.   Description
          -----------   --------------------------------------------------------
          10.1          Financial Public Relations Agreement effective December
                          15, 2010 between Strategic Asset Management, Inc.
                          and N-Viro International Corporation (filed herewith).

          10.2          Consulting Agreement effective December 10, 2010 between
                          SLD Capital Corp. and N-Viro International
                          Corporation (filed herewith).



                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        N-VIRO INTERNATIONAL CORPORATION

Dated:      December 23, 2010            By:       /s/  James K. McHugh
            -----------------                      --------------------
                                                   James K. McHugh
                                                   Chief Financial Officer